SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 24, 1998


                             APPLE ORTHODONTIX, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       001-12977              74-2795193
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation)                        File Number)        Identification No.)

                               2777 ALLEN PARKWAY
                                    SUITE 700
                              HOUSTON, TEXAS 77019
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 852-2500

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ITEM 5. OTHER EVENTS.

               Effective February 24, 1998, Apple Orthodontix, Inc., a Delaware corporation (the "Company"), entered into (i) the First Amendment to Employment Agreement dated as of December 9, 1996 between the Company and Robert J. Syverson (the "Syverson Amendment") and (ii) the Second Amendment to Employment Agreement dated as of March 20, 1997 between the Company and H. Steven Walton (the "Walton Amendment"). The Syverson Amendment and the Walton Amendment have been filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    Exhibits.


        99.1 First Amendment, effective as of February 24, 1998, to the Employment Agreement dated as of December 9, 1996 between Apple Orthodontix, Inc. and Robert J.
               Syverson.

        99.2 Second Amendment, effective as of February 24, 1997, to the Employment Agreement dated as of March 20, 1997 between Apple Orthodontix, Inc. and H.
               Steven Walton.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             APPLE ORTHODONTIX, INC.



                             By: /s/ MICHAEL W. HARLAN
                                     Michael W. Harlan
                                     Chief Financial Officer

Date:  March 3, 1998

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